Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                          Of the Securities Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Solicitation Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 TOWER TECH,INC.
                     _______________________________________

                (Name of registrant as specified in its charter)

       ___________________________________________________________________
      (Name of person(s) filing proxy statement, if other than registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

         5) Total fee paid:____________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:_______________________________________________
    2)   Form, Schedule or Registration Statement No.:_________________________
    3)   Filing Party:_________________________________________________________
    4)   Date Filed:___________________________________________________________

                                TOWER TECH, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 19, 1998



To the Stockholders of
Tower Tech, Inc.:


     The Annual Meeting of Stockholders of Tower Tech, Inc. (the "Company") will be held on May 19, 1998 at 8:30 a.m. (central daylight time), at 11935 South I-44 Service Road, Oklahoma City, Oklahoma. The items of business to be considered are:

1. The election of four directors;

2. The ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for 1998; and

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on April 9, 1998 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                        By Order of the Board of Directors


                                        Harold Curtis, Chairman
                                        _______________________

April 9, 1998

                                TOWER TECH, INC.
                          11935 South I-44 Service Road
                          Oklahoma City, Oklahoma 73173

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tower Tech, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company on May 19, 1998 at 8:30 a.m. (central daylight time), at 11935 South I-44 Service Road, Oklahoma City, Oklahoma. The approximate date on which the Proxy Statement and enclosed form of proxy have been mailed to stockholders is April 9, 1998.

General Information

         Stockholders of record at the close of business on April 9, 1998 will be entitled to notice of the Annual Meeting and to vote the shares of common stock, par value $.001 per share (the "Common Stock"), held by them on such date at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be open for inspection by any stockholder at the offices of the Company during normal business hours for a period of at least ten business days before the Annual Meeting. On April 9, 1998, there were 3,526,311 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

         If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote in favor of the matters presented in this Proxy Statement, and as recommended by the Board of Directors with regard to all other matters. A stockholder may revoke his or her proxy at any time before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy will be suspended if the stockholder attends the Annual Meeting in person and requests to vote at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

         The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock entitled to vote as of the record date will constitute a quorum, and the affirmative vote of a majority of the shares represented at the meeting will be required to approve all of the proposals set forth herein. Directors will be elected by a plurality of the shares represented at the meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the meeting. An abstention from voting on a proposal will have the same effect as a vote against the proposal, and shares which do not vote will have no effect assuming a quorum is present at the meeting.

         The Board of Directors recommends that the stockholders vote for each of the nominees for director and the other proposal presented in this Proxy Statement. The enclosed proxy is solicited on behalf of the Board of Directors.

Voting Securities and Principal Holders Thereof

         The following table sets forth certain information regarding beneficial ownership of the Company's voting securities by (i) each person who is known by the Company to own beneficially more than 5% of any class of the Company's voting securities, (ii) each director and nominee of the Company, (iii) the named Chief Executive Officer, and (iv) by all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares, except to the extent spouses share authority under applicable law.

                                 Shares Beneficially       Percent of Class
                                       Owned
                                ----------------------- -----------------------
Harold Curtis                          1,519,6641           43.1
Route 2, Box 139
Chickasha, Oklahoma  73018

Randal K. Oberlag                           9,600            *
Route 2, Box 139
Chickasha, Oklahoma  73018

Leon A. Poag                                 7,000            *
Route 2, Box 139
Chickasha, Oklahoma  73018

Linc                                         2,000            *
Route 2, Box 139
Chickasha, Oklahoma  73018

Robert A. Bri                                 3752            *
Route 2, Box 139
Chickasha, Oklahoma  73018

Virginia Retirement System                 200,000           5.7
120 Broadway
New York, New York  10271

Lancer Partners, L.P.                      187,500           5.3
100 Wall Street
New York, New York  10005

All executive officers and directors
as a group (8 persons)                   1,572,239           44.6

-----------------------------

*        Less than one percent.

1 Includes (i) 361,921 shares of Common Stock which are owned directly by Carolyn Curtis, Mr. Curtis' wife, over which Mr. Curtis disclaims beneficial ownership, and (ii) 793,600 shares which are owned directly by the Curtis Family Limited Partnership, of which Mr. Curtis is the general partner.

2        Mr. Brink owns all shares as custodian  for his minor  children.
         Mr. Brink  disclaims  beneficial  ownership of the shares.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of four members. The Board of Directors has nominated Harold Curtis, Lincoln E. Whitaker, Randal K. Oberlag and Leon A. Poag to be elected at the Annual Meeting, each to serve for a term of one year until the next annual meeting of stockholders. Each of the nominees is presently a member of the Board, and each nominee has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, which is not anticipated, the persons named as proxies will vote the shares represented by all valid proxy cards for such substitute nominees as the Board of Directors recommends.

         Information concerning the nominees for director is set forth below, together with information concerning executive officers of the Company.

      Name                   Age                      Position
DIRECTOR NOMINEES
Harold Curtis                  53      Chairman of the Board of Directors, Chief
                                       Executive Officer

Lincoln E. Whitaker            54      Director

Randal K. Oberlag              46      Director, Vice President and General
                                       Counsel

Leon A. Poag                   66      Director

EXECUTIVE OFFICERS
Robert Brink                   43      President

Charles D. Whitsitt            49      Treasurer and Chief Financial Officer

Lana Morgan                    55      Secretary


     Harold Curtis is Chairman of the Board and Chief Executive Officer of the Company, positions he has held at various times since he founded the Company in 1984. Mr. Curtis also served as President of the Company from 1984 until November 1996. Before founding the Company, Mr. Curtis owned and operated Curtiscore, Inc., a plastic therma-forming company that he founded in 1981 and sold in 1984. From 1974 through January 1981, Mr. Curtis owned and operated Midwest Tower Services, Inc. in Chickasha, Oklahoma. Midwest Tower Services, Inc. performed cooling tower repairs, upgrades, rebuilds, maintenance and other services in the central, southwest and gulf coast regions of the United States. Mr. Curtis sold this company in January 1981. Mr. Curtis has been engaged in various aspects of the cooling tower industry since 1965.

         Lincoln E. Whitaker has served as a director of the Company since September 1993. Since 1985, Mr. Whitaker has been the president and a director of R&B Enterprises, Inc., a company located in Bethany, Oklahoma involved in mechanical equipment sales, sheet metal equipment sales, temperature control contracting and energy management contracting. Prior to this time, Mr. Whitaker was employed in various engineering and sales capacities with Carrier Corporation and Frick Company. Mr. Whitaker is an associate member of the American Society of Heating, Refrigeration and Air Conditioning Engineers. He holds a Bachelor of Science degree in mechanical engineering from the University of Oklahoma.

         Randal K. Oberlag has served as a director of the Company since September 1993. He joined the Company as Vice President and General Counsel in June 1994. From February 1991 until June 1994, Mr. Oberlag was self-employed as a consulting engineer with offices in Chickasha, Oklahoma and Little Rock, Arkansas. Mr. Oberlag was employed as an attorney and engineer by the Arkansas Department of Pollution Control and Ecology from October 1991 until June 1994. From 1978 until 1991, Mr. Oberlag was vice president and general counsel of ETC Engineers, a consulting engineering firm that he co-founded in 1978. From 1985 until February 1991, Mr. Oberlag was also president and general manager of Dhaka Construction, Inc., an industrial contractor. Mr. Oberlag is a registered professional engineer in Arkansas, Tennessee and Mississippi and is licensed to practice law in Arkansas. He has also served as president of the Arkansas section of the American Society of Civil Engineers. Mr. Oberlag received a Bachelor of Science degree in civil engineering from Columbia University in 1974 and has done graduate work in structural engineering and engineering mechanics at Columbia University. Mr. Oberlag holds a Bachelor of Arts degree in physics from Sentenary College of Louisiana and a Juris Doctor degree from the University of Arkansas at Little Rock.

     Leon A. Poag has been a director of the Company since April 1995. For more than the past five years, Mr. Poag has been a director and major stockholder of Poag Grain, Inc. in Chickasha, Oklahoma. Mr. Poag is also an advisory director of Pro-Ag Chem, Inc. in Chickasha and a director of First National Bank & Trust Company, Chickasha, Oklahoma. He is a member of and has held various offices with the Oklahoma Plant Food Educational Society, Inc., the Oklahoma Grain and Feed Association, the Chickasha Chamber of Commerce and various other civic and charitable organizations.

         Robert Brink became President of the Company in November 1996 after holding various sales management positions with the Company since 1995. From 1989 until he joined the Company, Mr. Brink was the owner of Government Finance Corporation, a public finance consulting firm which he founded. Prior to 1989, Mr. Brink held various management and sales positions with companies engaged in the public and private finance fields. Mr. Brink holds a Bachelor of Science degree from the Oral Roberts School of Business.

         Charles D. Whitsitt became Chief Financial Officer of the Company in August 1994. From October 1990 until August 1994, he was the Vice President of Finance and Administration and the Chief Financial Officer of Best Video, Inc., a regional distributor of home videos and video games. Since 1979, Mr. Whitsitt has been a director and the secretary of Race Horses, Inc., the developer of Blue Ribbon Downs pari-mutual horse racing track in eastern Oklahoma. Mr. Whitsitt earned a Bachelor of Business Administration degree in Accounting from the University of Oklahoma in 1972 and is a Certified Public Accountant.

         Lana Morgan has served as secretary of the Company since 1988. Among other duties, Mrs. Morgan is responsible for the Company's general administration. She also assists the Chief Financial Officer and functions as general office manager.

         The Board of Directors established an Audit Committee in November 1997, the members of which are Messrs. Curtis, Whitaker and Poag. The principal duties of the Audit Committee are to select the Company's independent accountants, discuss and review with the independent accountants the audit plan, auditor's report and management letter and the Company's accounting policies, review the accounting procedures and internal control procedures recommended by the Company's independent accountants, and review all related party transactions involving the Company to determine their fairness and appropriateness from the Company's point of view. There are no other committees of the Board.

         During 1997, the Board met on two occasions and took written actions in lieu of meetings on nine occasions. The Audit Committee did not meet during 1997. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which he served. There are no family relationships among any of the executive officers and directors of the Company.

     The Company pays a $300 meeting fee to directors and reimburses them for their expenses incurred in attending meetings.

         Section 16(a) Reporting

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of the Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and to provide copies of those reports to the Company. Based solely on the Company's review of the forms it has received, the Company believes that all of its officers and directors have complied with all filing requirements applicable to them with respect to transactions during 1997, except that Mr. Brink failed to timely file a Form 5 for the year.

                              CERTAIN TRANSACTIONS

     In February 1996, the Company paid to Mr. and Mrs. Curtis accrued dividends in the amount of $14,312 on the Series B Preferred Stock owned by them. At the same time, Mr. Curtis paid to the Company the amount of $33,575, representing all advances made by the Company to Mr. Curtis.

     Mr. Curtis has pledged 150,000 shares of Common Stock to Morrison Molded Fiberglass Company to secure trade indebtedness that may be owed from time to time by the Company to Morrison Molded Fiberglass Company. Mr. Curtis did not receive any payment from the Company for this transaction.

         R & B Enterprises, an affiliate of Lincoln E. Whitaker who is a director of the Company, is an independent sales representative of the Company. As a sales representative, R & B Enterprises purchases products from the Company for resale and sells products as an agent for the Company on a commission basis on the same terms as other domestic sales representatives. During 1997 and 1996, R & B Enterprises purchased $29,086 and $253,034, respectively, of products from the Company and earned $7,872 and $32,343, respectively, in sales commissions.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the annual compensation of Mr. Curtis, the Company's Chief Executive Officer, during the last three fiscal years. During these periods, no other executive officer of the Company received total salary and bonus compensation in excess of $100,000. Except as shown in the table, the Company did not grant any restricted stock awards, stock options or stock appreciation rights or make any long-term incentive plan payouts to Mr. Curtis during the fiscal years indicated, nor did he receive any other benefits valued in excess of 10 percent of his annual salary.

                          SUMMARY COMPENSATION TABLE
                             Annual Compensation          Long-Term Compensation
 -------------------------------------------------------------------------------
                                                           Securities Underlying
 Name and Principal Position     Fiscal Year     Salary-1         Option-2
 -------------------------------------------------------------------------------
 Harold Curtis
  Chairman and CEO.........        1997            $134,810                  0
                                   1996            $120,000                  0
                                   1995            $120,000               19,200
-----------------------------

1 Includes compensation deferred by Mr. Curtis and contributed by the Company to a retirement savings plan maintained by the Company for its employees.

2 Mr. Curtis was granted options to purchase 19,200 shares at a price of $6.25 per share under the Company's 1993 Stock Option Plan. The options expire on March 1, 2005 and vest 20 percent per year but are not exercisable until five years after the date of grant or upon termination of employment. Mr. Curtis has not exercised any options granted to him by the Company. At November 30, 1997, the unexercisable options held by Mr. Curtis had a value of $34,800 based on the market value of $81/16 on November 28, 1997.

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the independent public accounting firm of Coopers & Lybrand L.L.P. as the Company's independent accountants for 1998. Stockholders are being asked to ratify this action, and proxies solicited on behalf of the Board of Directors will be voted for ratification of Coopers & Lybrand L.L.P. as the Company's independent accountants unless otherwise specified.

         A representative of Coopers & Lybrand L.L.P. is expected to attend the Annual Meeting. The representative will have an opportunity to make a statement, if he desires to do so, and to answer appropriate questions. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since 1996. Prior to the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants, Price Waterhouse LLP served as the Company's independent accountants for 1993 through 1995.

         Effective July 1, 1996, Price Waterhouse LLP sold its Oklahoma City practice to Coopers & Lybrand L.L.P., and as a result had to resign as the independent accountants of the Company. The reports of Price Waterhouse LLP on the Company's financial statements for the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through July 1, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused it to make reference thereto in its report on the financial statements for such years. During the two most recent fiscal years and through July 1, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Company engaged Coopers & Lybrand L.L.P. as its new independent accountants effective as of July 1, 1996. During the two most recent fiscal years and through July 1, 1996, the Company has not consulted with Coopers & Lybrand L.L.P. regarding either (1) the application of accounting principles to a particular transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Coopers & Lybrand L.L.P. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                OTHER INFORMATION

Cost of Proxy Solicitation

         The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees, and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their expenses in doing so. Proxies also may be solicited personally or by telephone or telegraph. All such solicitations will be made by officers or other employees of the Company who will not receive extra compensation for their solicitation efforts.

Additional Matters

         While the notice for the meeting calls for the transaction of any other business as may be properly presented, management is not aware of any business to be submitted at the meeting which is not described in this Proxy Statement. If any other business is properly presented, the persons named in the proxy will act according to their best judgment on behalf of the stockholders they represent.

Stockholders' Proposals

         If a stockholder wishes to present a proposal at the next Annual Meeting of Stockholders, such proposal must be received by the Company at its office at 11935 South I-44 Service Road, Oklahoma City, Oklahoma 73173, prior to December 9, 1998.



     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTPAID ENVELOPE.

                                      PROXY

                                TOWER TECH, INC.
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles D. Whitsitt and Lana Morgan, or either of them, as proxies, each with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Tower Tech, Inc. held of record by the undersigned on April 9, 1998, at the Annual Meeting of Stockholders to be held on May 19, 1998 or any adjournment thereof.

     1. Election of Directors.

     |_| For all nominees listed below (except as marked to the contrary below).

     |_| Withhold authority to vote for all nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                  Harold Curtis
                               Lincoln E. Whitaker
                                Randal K. Oberlag
                                  Leon A. Poag

         2. Ratification of Appointment of Coopers & Lybrand L.L.P. as the Company's Independent Accountants for 1998.

              |_| For                   |_|  Against               |_|  Abstain

         3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1998. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE THEREOF.

         The undersigned hereby acknowledges receipt of the Proxy Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the proxy.

         Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the name of the legal entity by authorized person.

         Dated this ____ day of _____________________, 1998.



                                                 ---------------------------
                                                     Signature


                                                 ---------------------------
                                                     Signature


(Please sign, date and return promptly using the enclosed envelope.)